                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------

                              GLOBAL CROSSING LTD.
             (Exact name of Registrant as specified in its charter)


         BERMUDA                                          NOT APPLICABLE
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)


                                 WESSEX HOUSE
                                45 REID STREET
                            HAMILTON HM12, BERMUDA
                                (441) 296-8600
                    (Address of Principal Executive Office)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-53393

Securities to be registered pursuant to Section 12(g) of the Act:

                   COMMON STOCK (PAR VALUE $0.01 PER SHARE)
                               (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                             ---------------------


Item 1.   Description of Registrant's Securities to be Registered.

          Information concerning the Common Stock is contained in the preliminary prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-53393), filed by the Registrant pursuant to the Securities Act of 1933, as amended, on May 22, 1998, under the caption "Description of Capital Stock." That description is incorporated herein by reference.

Item 2.   Exhibits.

     3.1 Memorandum of Association of the Registrant, dated March 5, 1998 (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement No. 333-53393 on Form S-1 filed on May 22,
          1998).

     3.2 Bye-Laws of the Registrant, dated March 18, 1997 (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement No. 333-53393 on Form S-1 filed on May 22, 1998).

     3.3 Form of Amended and Restated Memorandum of Association of the Registrant to be in effect as of the Effective Date (incorporated herein by reference to Exhibit 3.3 to the Registrant's Registration Statement No. 333-53393 on Form S-1 filed on May 22, 1998).

     4.1 Form of Certificate for Common Stock par value $0.01 per share (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement No. 333-53393 on Form S-1 filed on May 22,
          1998).

                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated: July 6, 1998                     GLOBAL CROSSING LTD.


                                  /s/ John M. Scanlon
                               By:------------------------------------
                                  Name:  John M. Scanlon
                                  Title: Chief Executive Officer